Neither this Option nor the Common Stock to issued upon exercise hereof has been registered under the Securities Act of 1933 (the "Act"), or qualified under any state securities law (the "Law"), and this Option has been, and the Common Stock to be issued upon exercise hereof will be, acquired for investment and not with a view to, or for resale in connection with, any distribution thereof. No such sale or other disposition may be made without an effective registration statement under the Act and qualification under the law related thereto or an opinion of counsel reasonably satisfactory to Tech Laboratories, Inc. and its counsel, that said registration and qualifications are not required under the Act and Law, respectively.

                             TECH LABORATORIES, INC.

                             STOCK OPTION AGREEMENT

     This stock option (the "Option" or the "Agreement") is being granted pursuant to that certain consulting agreement dated March 10, 1999, by and between Tech Laboratories, Inc. (the "Company") and Mint Corporation (the "Optionee").

I.   NOTICE OF STOCK OPTION GRANT

     The Optionee is being granted an Option to purchase Common Stock of the Company. This Option shall be subject to the following terms and conditions:

Date of Grant:               July 10, 1999

Exercise Price:              $1.25 per share

Number of Shares Granted:    100,000

Type of Option:              Nonstatutory Stock Option

Expiration Date:             July 10, 2001, except as otherwise provided in this
                             Agreement.

II.  AGREEMENT

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the Option to purchase the number of shares ("Shares") set forth in the Notice of Grant, at the Exercise Price per share set forth in the Notice of Grant, subject to the terms and conditions set forth herein.

     2. EXERCISE OF OPTION.

          (a) Right of Exercise. This Option may be exercised, in whole or in part, subject to the terms of this Agreement, at any time from time to time, after the Date of Grant and prior to the Expiration Date.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) Cash; or

          (b) Check.

     4. REGISTRATION UNDER THE SECURITIES ACT.

          (a) "Piggyback Registration". If the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders in an initial public offering or otherwise (other than a registration statement on Form S-4 or S-8 or an offering statement on Form 1-A), then the Company will give written notice of its determination to all record holders of the Option and/or any Shares, as the case may be. Upon the written request from any record holder or holders of an aggregate of more than 50% of the Options and Shares, considered in the aggregate, within 20 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4(a) shall be underwritten in whole or in part, the Company will require that the Shares requested for inclusion pursuant to this Section 4(a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Shares requested for inclusion pursuant to this Section 4(a) together with any other shares which have similar piggyback registration rights (such other shares and the Shares being collectively referred to as the "Requested Stock") would, in the sole discretion of the managing underwriter, interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent all or any portion of the Requested Stock is excluded from the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering; provided, however, that the Shares included in such Requested Stock shall be included in the Company's next registration statement, subject to the earlier registration pursuant to
     Section 4(b).

          The obligation of the Company under this Section 4(a) shall be limited to one subsequent registration statement and shall not apply in the event and for so long as the Company has an effective registration statement including a current prospectus pursuant to Section 4(b) hereof.

          (b) Mandatory Registration. In the event the undersigned or its transferees have not had included in the registration statement all of their Shares in connection with the Company's initial public offering, then the Company shall effect the registration of all remaining Shares as soon as practicable, but not later than 180 days after the effective date of such initial public offering; provided, however, that such period may be extended or delayed by the Company for one period up to 90 days if, upon advice of counsel at the time such registration statement is required to filed, or at the time the Company is required to exercise best efforts to cause such registration statement to become effective, such delay is advisable and in the best interests of the Company because of the existence of non-public material information, or to allow the Company to complete any pending audit of its financial statement, or any non-routine transaction, such as a merger, reorganization, or acquisition, which would require the filing of a Current Report on Form 8-K.

          (c) Registration Procedures. If and whenever the Company is required by the provisions of Section 4(a) or 4(b) to effect the registration of Registrable Securities under the Securities Act, the Company will:

               i) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the Shares are freely salable without the volume limitations of Rule 144;

               ii) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the Shares are freely saleable without the volume limitations of Rule 144;

               iii) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

               iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               v) notify the holders of Shares participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               vi) notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

               vii) prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder;

               viii) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

               ix) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

          (d) Expenses.

               i) With respect to the registration required pursuant to Section 4(a) or 4(b) hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (ii) below) in connection therewith shall be borne by the Company, provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

               ii) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (i) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in (i) above). Fees and disbursements of counsel and accountants for the selling securityholders and any other expenses incurred by the selling securityholders not expressly included above shall be borne by the selling securityholders.

          (e) Indemnification.

               i) The Company will indemnify and hold harmless each holder of Shares which are included in a registration statement pursuant to the provisions of Section 4(a) or 4(b) hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

               ii) Each holder of Shares included in a registration pursuant to the provisions of Section 4(a) or 4(b) hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

               iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 4(e) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnified party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (1) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence,
          (2) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     5. TRANSFERABILITY OF OPTION. This Option may only be transferred in compliance with the Act. The Company may request in its sole discretion an opinion of counsel from the transferor prior to any transfer to the effect that the Option may be transferred by the transferor without violation of the registration provision of the Act. Transferor shall notify the Company of any proposed transfer. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

     6. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option Agreement.

     7. TERMINATION OF OPTION. The Option shall terminate on the Expiration Date; provided, however, that if the Company files any registration statement (other than a registration statement on Form S-4 or S-8) on or prior to July 10, 2010, the Expiration Date shall be a date that is (i) if the Shares are included in that registration statement, 90 days after the effective date of that registration statement, or (ii) if the Shares are not included in that registration statement, 90 days after the effective date of the registration statement in which the Shares are included in accordance with the last sentence of Section 4(a) or with Section 4(b).

     8. DILUTION PROTECTION.

          (a) In the event the Company shall (i) declare a dividend on its Common Stock in shares of Common Stock or make a distribution in shares of Common Stock, (ii) declare a stock split or reverse stock split of its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities (including any such reclassification in connection with a consolidation or merger in which the Company or any of its subsidiaries is the continuing corporation), then the number of shares of Common Stock of the Company, deliverable to the Optionee hereunder and the exercise price related thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares of Common Stock of the Company which the Optionee has the right to receive, upon the happening of any of the events described above, with respect to the shares of the Company stock which were otherwise deliverable pursuant herein. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event;

          (b) Whenever the number of Shares or the exercise price of this Option is adjusted pursuant to this paragraph, the Company shall promptly mail by first class mail, postage prepaid, to the Optionee, notice of such adjustment or adjustments.

     9. AVAILABILITY OF COMPANY STOCK. The Company hereby agrees and covenants that at all times during the Exercise Period it shall reserve for issuance a sufficient number of shares of common stock as would be required upon full exercise of the rights represented by this Agreement.

     10. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement shall be deemed to create a relationship of employer to employee. The Company granted the Option to Optionee in consideration of the performance of certain consulting services by Optionee.

     11. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is deemed for any reason to be an employee, the Company will be required to withhold from his or her compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (b) Disposition of Shares. If the Optionee holds Shares for at least a year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     12. GOVERNING LAW. This Agreement is governed by the laws of the State of New York.

     IN WITNESS WHEREOF, this Agreement is executed this ___ day of April, 1999.


                                        TECH LABORATORIES, INC.



                                        By:
                                            ------------------------------------


                                        OPTIONEE:

                                        MINT CORPORATION



                                        By:
                                            ------------------------------------
                                            Richard Kandel, President

                             TECH LABORATORIES, INC.

                                 EXERCISE NOTICE

Tech Laboratories, Inc.
955 Belmont Avenue
North Haledon, New Jersey 07508

     1. EXERCISE OF OPTION. Effective as of today, _____________, 199___, the undersigned ("Purchaser") hereby elects to purchase ___________ shares (the "Shares") of the Common Stock of Tech Laboratories, Inc. (the "Company") under and pursuant to the Stock Option Agreement dated April ____, 1999 (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash or by check).

     3. REPRESENTATION OF PURCHASER. Purchaser acknowledges that Purchaser has received, read, and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

     5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                           Accepted by:

OPTIONEE:


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Address:


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                                        Its:
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